April 17, 2020

Axonic Strategic Income Fund (AXSIX)

A series of the Axonic Funds

Supplement to the Prospectus and Statement of Additional Information Dated December 30, 2019

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) of the Axonic Strategic Income Fund (the “Fund”), a series of the Axonic Funds, as described below.

Prospectus:

●	The following paragraph is added immediately following the paragraph titled “Asset-Backed Securities” on page 4 of the Prospectus:

Aircraft and Aviation Industry Risk. The Fund may invest in securities collateralized or otherwise backed by aircraft. Risks associated with aircraft securitizations include, but are not limited to, risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally, as well as with respect to any one aircraft, the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration and regulatory risk.

●	The following language is added to the end of the paragraph titled “Market Risk” on page 5 of the Prospectus:

Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

●	The following paragraph is added immediately following the paragraph titled “Asset-Backed Securities” on page 11 of the Prospectus:

Aircraft and Aviation Industry Risk. The Fund may invest in securities collateralized or otherwise backed by aircraft. Economic declines and recessions, geopolitical conflict, the price of petroleum, the availability of more attractively priced and/or more efficient aircraft, price discounting by manufacturers of new aircraft, obsolescence (whether due to changes in technology or changes in regulation, particularly regulation related to environmental standards), and the occurrence or threat of pandemic, terrorism or war can have a material effect on aircraft values, especially in the short term, but the effect may be long-term or permanent. Most of these circumstances either cannot be predicted or cannot be predicted with any degree of certainty, but will adversely affect the value of securities held by the Fund. In addition to factors linked to the aviation industry, other factors that may affect the value of an aircraft include: (i) manufacturers merging or exiting the industry or ceasing to produce aircraft types; (ii) the particular maintenance and operating history of the aircraft and engines; (iii) the number of operators using that type of aircraft; (iv) whether the aircraft is subject to a lease; (v) regulatory and legal requirements that must be satisfied before the aircraft can be operated, sold or re-leased, including airworthiness directives; (iv) layout of the aircraft amongst operators of particular aircraft; and (vii) any renegotiation of a lease on less favorable terms.

●	The following language is added to the end of the paragraph titled “Market Risk” on page 21 of the Prospectus:

Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

SAI:

The shareholders of the Fund, pursuant to a written consent to action, elected Mr. Thomas S. Vales to the Board of Trustees of the Trust effective April 15, 2020. Accordingly, the SAI is hereby updated as follows:

●	The section titled “Trustees and Officers” beginning on page 35 of the SAI is hereby deleted and replaced with the following:

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent

Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 520 Madison Avenue, 42nd Floor, New York, New York 10022.

Name and Year of Birth	Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Joshua M. Barlow (1978)	Independent Trustee	Indefinite Term; Since Inception	Managing Director, Valhalla Fiduciary (June 2018 – present); Head of Operational Due Diligence and Accounting and other positions, PAAMCO (Pacific Alternative Asset Management Company, LLC) (March 2006 – June 2018).	2	Axonic Alternative Income Fund
Charles D. Mires (1960)	Independent Trustee	Indefinite Term; Since Inception	Director CIB Marine Bancshares, Inc. (2010 – present); Retired from full time employment December, 2015; Director of Fixed Income, Alternative Strategies, and Third Party Mandates, Franklin Street Partners (2011- 2015).	2	Axonic Alternative Income Fund; CIB Marine Bancshares, Inc.
Thomas S. Vales (1964)	Independent Trustee	Indefinite Term; Since April 15, 2020	Chief Executive Officer, TMC Bonds LLC (an alternative trading system for fixed income) (2000 – 2019); Member, FINRA Fixed Income Advisory Committee (2016-2018).	2	Axonic Alternative Income Fund

INTERESTED TRUSTEE**
Clayton DeGiacinto (1972)	Trustee, President (Principal Executive Officer)	Indefinite Term; Since Inception	Managing Member and Chief Investment Officer, Axonic Capital LLC (2010 – present).	2	Axonic Alternative Income Fund

**	Clayton DeGiacinto is an Interested Trustee because he is the Managing Member and Chief Investment Officer of the Adviser.

OTHER EXECUTIVE OFFICERS
John Kelly (1978)	Treasurer (Principal Financial Officer)	Indefinite Term; Since Inception	Chief Financial Officer, Axonic Capital LLC (2017 – present); Controller, J. Goldman & Co. LP (June 2015- 2017); Manager of Financial Reporting, Moore Capital Management LP (2003 – 2015).	n/a
Joseph Grogan (1980)	Secretary; Chief Compliance Officer	Indefinite Term; Since Inception

Chief Compliance Officer, Axonic Capital LLC (February 2018 – present); Chief Compliance Officer, Claren Road Asset Management, LLC (January 2015 – February 2018); Director of Compliance, Claren Road Asset Management, LLC (July 2011 – January 2015).

n/a

*	The Fund complex consists of the Fund and the Axonic Alternative Income Fund, a registered closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser.

Board Structure

The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. DeGiacinto, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board has determined that this is an appropriate leadership structure for the Trust because, among other things, the Trust’s small Board size and number of funds (currently one) limit the Trust’s complexity while permitting Trust management to communicate with each Independent Trustee as and when needed and each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and Fund. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Barlow has been active in the asset management industry since 2007 in various operational due diligence and accounting roles. He also serves as an independent director for a number of private investment funds and is a Certified Public Accountant and a Chartered Alternative Investment Analyst. From 2006 to June 2018, Mr. Barlow served as an internal fund director representing PAAMCO for the following funds for which the Adviser serves as investment adviser: OC 523 Master Fund, Ltd., OC 523 Offshore Fund, Ltd., and NB 523 Offshore Fund, Ltd. From 2018 to present, Mr. Barlow has served as an independent, non-executive director for the following funds for which the Adviser serves as investment adviser: OC 523 Master Fund, Ltd., OC 523 Offshore Fund, Ltd., and NB 523 Offshore Fund, Ltd. Mr. Mires has experience in and knowledge of the financial industry as an investor, serving in a number of different portfolio management roles since 1987. Mr. Mires also has served as Director of a bank holding company since 2010. Mr. Mires is a Chartered Financial Analyst. Mr. Vales has experience in, and knowledge of, the financial industry, having served as the CEO and Chairman of the Board of an alternative trading system for fixed income trading for almost 20 years. Mr. Vales is also a Chartered Financial Analyst and passed the Series 7, Series 24, Series 53, and Series 63 exams. Mr. DeGiacinto has over 16 years of experience in the financial services and investment management industry and founded the Adviser in 2010. Mr. DeGiacinto has served in a variety of management roles throughout his career. The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that they possesses the requisite skills and attributes to carry out oversight responsibilities with respect to the Fund.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee has not met as of the date of this SAI.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee has met one time as of the date hereof. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Fund, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and has not met as of the date hereof.

Beneficial Ownership of Shares of the Fund.

The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned in the Fund and the aggregate value of all investments in equity securities of funds within the same Family of Investment Companies, as of a valuation date of March 23, 2020 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Joshua M. Barlow	A	A
Charles D. Mires	A	E
Thomas S. Vales	A	A
Clayton DeGiacinto	E	E

*	Each Trustee serves as a trustee of the Trust and of the Axonic Alternative Income Fund, which has the same investment adviser as the Fund.

Ownership In Fund Affiliates. As of the date hereof, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter or any affiliate of the Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees also serve as independent trustees on the Board of Trustees of the Axonic Alternative Income Fund, a closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser. For their service on the Board and the Board of Trustees of Axonic Alternative Income Fund, the Independent Trustees receive the following fees, which are split between the Fund and the Axonic Alternative Income Fund pro rata based on assets under management: an annual retainer of $4,000 and a fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended by telephone. The Fund reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee as of the date of this SAI.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
Joshua M. Barlow	None	None	None	None
Charles D. Mires	None	None	None	None
Thomas S. Vales	None	None	None	None

INTERESTED TRUSTEE
Clayton DeGiacinto	None	None	None	None

●	The paragraph on page 39 of the Prospectus titled “CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES” is deleted and replaced with the following:

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of March 23, 2020, the Trustees and Officers of the Fund owned beneficially (i.e., had direct or indirect voting and/or investment power) 100% of the shares of the Fund.

As of March 23, 2020, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of March 23, 2020.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
John Kelly 520 Madison Ave New York, NY 10022	4,940.71	14.15%
Axonic Capital LLC 520 Madison Ave New York, NY 10022	10,000.00	28.64%
Clayton DeGiacinto 520 Madison Ave New York, NY 10022	19,980.02	57.22%

●	The following paragraph is added immediately following the paragraph titled “Cash Investments” on page 1 of the SAI:

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by U.S. government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps appear to be taking place again in 2020 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

●	The following paragraph is added immediately before the paragraph titled “Mortgage-Backed and Asset-Backed Securities” on page 21 of the SAI:

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease that has recently emerged (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

●	The paragraph titled “U.S. Government Obligations” on page 27 of the SAI is hereby deleted and replaced with the following:

U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, FNMA and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States, financed via Treasury securities, as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. This growth is forecasted to continue on a trajectory that is considered by the U.S. government to be unsustainable. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks that can adversely impact markets and security valuations if sound debt management practices are not timely and successfully implemented by the U.S. government. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due, which would adversely affect economic growth and markets. This debt increase has also caused the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2019, the President of the United States signed into law the Bipartisan Budget Act of 2019, a two-year deal to July 2021, to suspend the statutory debt limit removing the threat of a U.S. debt default, at that time, and significantly raising federal spending beyond the limits of the Budget Control Act of 2011. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations, or the size and trajectory of total public debt, may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. The high and rising national debt may have serious negative consequences for the U.S. economy and may adversely impact the value of other securities in which the Fund may invest.

Investors Should Retain this Supplement for Future Reference

Intentionally Left Blank